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                                                                    EXHIBIT 10.3


         THIS SECURITY IS NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY
         (1) TO THE COMPANY (AS DEFINED BELOW), (2) TO A PERSON WHO THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER THE SECURITIES ACT PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS AWARE THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT.


                         HORIZON MEDICAL PRODUCTS, INC.


                                BRIDGE LOAN NOTE


   $900,000                                                        July 1, 2000


                  HORIZON MEDICAL PRODUCTS, INC., a Georgia corporation (the "COMPANY"), for value received, promises to pay BANK OF AMERICA, N.A. (the "LENDER"), or registered assigns, the principal amount of Nine Hundred Thousand Dollars ($900,000), on the maturity date of this Note set forth in Section 2.10(d) of the Credit Agreement referred to below, and to pay interest on the aggregate unpaid principal amount hereof on such dates and at such rates as are set forth in Section 2.10 of the Credit Agreement referred to below.

                  This Note is the Bridge Loan Note referred to in the Amended and Restated Credit Agreement dated as of May 26, 1998 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Company, the lenders referred to therein and Bank of America, N.A., successor-in-interest to Banc of America Commercial Finance Corporation, formerly known as NationsCredit Commercial Corporation, as Agent. The Credit Agreement and the Security Documents referred to therein contain additional rights of the holder of, and the security for, this Note. Capitalized terms used but not defined herein have the meanings assigned thereto in the Credit Agreement.

                  This Note is issued in replacement and substitution for that certain Bridge Loan Note dated as of June 6, 2000, issued by the Company in favor of Banc of America Commercial Finance Corporation, predecessor-in-interest to the Lender, in the stated principal amount of


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$900,000 (the "PRIOR NOTE"). This Note is not intended nor shall it be construed as a novation or an accord and satisfaction of the indebtedness evidenced by the Prior Note.

                  If an Event of Default shall occur and be continuing, the unpaid balance of the principal of this Note together with all accrued but unpaid interest hereon may become or be declared forthwith due and payable in the manner and with the effect provided in the Credit Agreement.

                  This Note also may and must be prepaid as provided in the Credit Agreement, together with any premiums set forth therein, under the circumstances therein described.

                  Payments of principal hereof and interest hereon shall be made in lawful money of the United States of America.

                  Presentment, demand, protest and notice of any kind are hereby waived by the undersigned.

                  This Note shall be governed by, and construed in accordance with, the laws of the State of Georgia in all respects, including all matters of construction, validity and performance, without regard to the choice of law provisions thereof.

                  IN WITNESS WHEREOF, the Company has caused this Note to be duly executed as of the day and year first above written.


                                     HORIZON MEDICAL PRODUCTS, INC.


                                     By:
                                        ----------------------------------------
                                        Name:
                                             -----------------------------------
                                        Title:
                                              ----------------------------------


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